LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II

                                   (the Funds)

                    SUPPLEMENT TO PROSPECTUS AND STATEMENT OF
                             ADDITIONAL INFORMATION
                      (Replacing Supplements dated December
          15, 2000, November 20, 2000, August 21, 2000, August 1, 2000)

The Prospectuses and Statements of Additional Information are revised as follows:

1. On January 1, 2001, Stein Roe & Farnham Incorporated (SRF), the investment advisor to the Funds, retained Stein Roe Investment Counsel LLC (SRIC) as a sub-advisor to manage the assets of each Fund. Shareholders of the Funds approved the sub-advisory agreements with SRIC at special meetings of the Funds held on December 27, 2000. Previously, the Funds had been managed by a core team of investment professionals within the Private Capital Management (PCM) division of SRF.

     Under each of the sub-advisory agreements, SRF pays SRIC a monthly base fee at the annual rate of 0.20% of the average daily net assets of the Fund (Base Fee), which may be adjusted to an annual rate as high as 0.25% or an annual rate as low as 0.15% depending on the Fund's performance. The total monthly fee payable to SRIC is determined by multiplying the Base Fee by a performance adjustment rate (Performance Adjustment Rate), which is readjusted quarterly depending on the Fund's performance over a specified period of time as measured by Morningstar, Inc.'s Large Blend category for domestic equity funds. The Performance Adjustment Rates applicable to each Morningstar ranking are as follows:

       ---------------------------------- ---------------------------------
                 Performance
       Morningstar Ranking                Adjustment Rate
       ---------------------------------- ---------------------------------
       ---------------------------------- ---------------------------------
       Quartile 1                         1.25
       ---------------------------------- ---------------------------------
       ---------------------------------- ---------------------------------
       Quartile 2                         1.00
       ---------------------------------- ---------------------------------
       ---------------------------------- ---------------------------------
       Below Median                       0.75
       ---------------------------------- ---------------------------------

     The sub-advisory agreements also provide that SRIC shall not receive a fee less than $350,000 per annum in the aggregate for managing both Funds. SRF pays the sub-advisory fees to SRIC under the sub-advisory agreements. The Funds do not pay any fees to SRIC.

     SRIC, located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the successor to the business previously conducted by the PCM division of SRF, which Liberty Financial Companies, Inc., SRF's parent entity, sold to certain executives of PCM and an outside investor in a transaction that closed on December 31, 2000. It is expected that substantially the same core portfolio team of investment professionals that managed the Funds as part of PCM will be assigned the responsibility of managing the Funds at SRIC.

2.   The Funds' Statements of Additional Information are amended as follows:

     From time to time, Liberty Funds Distributor, Inc. (LFDI) or its affiliates may elect to make payments to broker-dealers in addition to the commissions described in the funds' statements of additional information. With respect to the above listed funds, LFDI will reallow to participating broker-dealers the entire sales charge for all sales of Class A shares for orders placed for Individual Retirement Accounts (IRA's) from January 2, 2001 through April 16, 2001. With respect to each of the above listed funds, LFDI has elected to pay participating dealers an amount equal to 0.50% of the net asset value of the funds' Class B shares sold to IRA's from January 2, 2001 through April 16, 2001.


3. The following is added to the section "ORGANIZATION AND HISTORY" of each Fund's Statement of Additional Information

         On November 1, 2000, Liberty Financial Companies, Inc. (Liberty Financial), the ultimate parent of the Funds' advisor, announced that it had retained CS First Boston to help it explore strategic alternatives, including the possible sale of Liberty Financial.


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4.   Pursuant to the Board of Trustees'  approval,  the shareholders'  servicing and transfer  agency fee arrangement  between Liberty Funds Services,  Inc.
     (LFS) and each Fund has bee revised, effective January 1, 2000. Each Fund pays LFS a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of each Fund for such month. In addition to this compensation, each Fund pays LFS the following fees:

     1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS

     2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

     3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS

     4.   Each  Fund's  allocated  share  of  LFS  reimbursement   out-of-pocket
          expenses.

5. The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT in each Fund's Prospectus, is revised as follows:

     Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.

6. The following replaces the table called "Purchases Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT in each Fund's
     Prospectus:

                 Amount purchased                    Commission %
              First $3 million                           1.00
              $3 Million to less than $5 million         0.80
              $5 million to less than $25 million        0.50
              $25 million or more                        0.25*

     * Paid over 12 months but only to the extent the shares remain outstanding.

     For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.


                                                                January 12, 2001